Registration No. 333-20177

Investment Company Act No. 811-08021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

Pre-Effective Amendment No. ___                         [   ]

Post-Effective Amendment No. 30                        [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No.34                                               [X]

AZZAD FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (703) 207-7005

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and Address of Agent for Service)

with copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH 45202

It is proposed that this filing will become effective (check appropriate box):

[  ]  immediately  upon filing pursuant to paragraph (b)

[X]  on November 1, 2016 pursuant to paragraph(b)

[  ]  60 days after filing pursuant to paragraph (a)(1)

[  ]  on (date) pursuant to paragraph (a)(1)

[  ]  75 days after filing pursuant to paragraph (a)(2)

[  ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund (WISEX)

PROSPECTUS

NOVEMBER 1, 2016

If you have any questions about any part of the prospectus or wish to obtain additional information about the Azzad Funds, please call 888.862.9923 or visit www.azzadfunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Azzad Funds c/o Mutual Shareholder Services

8000 Town Center Drive, Suite 400 Broadview Heights, OH 44147

{This Page is Left Intentionally Blank}

Table of Contents

Azzad Ethical Fund Summary (ADJEX)

5

Investment objective

5

Fees and expenses of the Fund

5

Portfolio turnover

6

Principal investment strategy

6

Ethical Investment Restrictions

7

Principal risks of investing in the Fund

7

Performance

8

Investment Adviser

9

Investment Sub-Adviser

9

Portfolio Manager(s)

9

Buying and Selling Shares

9

Tax Information

10

Payments to broker-dealers and other financial intermediaries

10

Azzad Wise Capital Fund Summary (WISEX)

10

Investment objective

10

Fees and expenses of the Fund

10

Portfolio Turnover

11

Principal investment strategy

11

Ethical Investment Restrictions

13

Principal risks of investing in the Fund

14

Performance

17

Investment Adviser

18

Investment Subadviser

18

Portfolio Manager(s)

19

Buying and Selling Shares

19

Tax Information

19

Payments to broker-dealers and other financial intermediaries

19

Additional Information About the Funds’  Principal Investment Strategies and Related Risks

20

Investment objectives

20

Principal investment strategy of the Azzad Ethical Fund

20

Principal investment strategy of the Azzad Wise Capital Fund

21

Ethical Investment Restrictions

23

Principal risks of investing in the Funds

24

Portfolio Holdings Disclosure Policies

29

Temporary Defensive Positions

29

Management, Organization & Capital Structure

29

The Adviser

29

The Subadviser to the Azzad Ethical Fund

30

The Subadviser to the Azzad Wise Capital Fund

30

Portfolio Managers

31

Distribution Plan

31

Custodian, Transfer & Dividend Disbursing Agents

32

Organization

32

At What Price are Shares Sold?

33

How Your Share Price (NAV) is Determined

33

Shareholder Guide

34

How to Purchase Your Shares

34

How to Sell Your Shares

37

Market Timing and Redemption Fees

39

Taxes, Dividend, and Distribution

41

Shareholder Services

43

Reporting to Third Party Information Providers

44

Financial Highlights

44

Financial Highlights (Azzad Ethical Fund)

44

Financial Highlights (Azzad Wise Capital Fund)

45

Account Types

46

Privacy Policy Notice

48

Additional Information

49

Azzad Ethical Fund Summary (ADJEX)

Investment objective

Azzad Ethical Fund’s investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or Service (12b-1) fees	0.15%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver/Expense Reimbursement*	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.99%

*The Fund’s Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Fund for certain operating expenses, to the extent necessary to limit the fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and litigation and other extraordinary expenses) to 0.99% of average daily net assets through December 1, 2018.   These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Fund’s Board of Trustees.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$101	$352	$622	$1,394

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.70% of the average value of its portfolio.

Principal investment strategy

The Fund invests in common stocks of companies of all sizes that comply with the Adviser’s ethical investment restrictions.  The Fund seeks total return, which includes income from dividends and capital appreciation of portfolio securities held by the Fund. The Adviser looks for companies of any market cap that it believes are reasonably priced with high forecasted earnings potential.

The Fund’s Subadviser, Ziegler Capital Management, LLC (“ZCM”), assists the Adviser in managing the Fund’s portfolio by providing an investment model that the Adviser uses in managing the Fund’s investments and making recommendations regarding specific portfolio investments. The model consists primarily of mid cap domestic growth companies that ZCM believes have demonstrated above-average and consistent long-term growth in earnings and have excellent prospects for future growth. Although market caps are constantly changing, the Fund defines “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index at the time of investment. As of May 27, 2016, the Russell Midcap Index included companies with market capitalizations between $1.97 billion and $26.28 billion.

ZCM evaluates companies by combining a proprietary quantitative model that scores stocks with a fundamental evaluation that confirms the attractiveness of the top scoring stocks. This multi-factor model uses cash flow analysis to identify stocks that are trading at or below their fair market value. ZCM believes that inflation adjusted returns and cash flow analysis provide the most accurate measure of a company’s value. The model, along with specific recommendations, are provided to the Adviser and implemented at the Adviser’s discretion. The Adviser conducts all trades for the Fund.

The essence of the Fund’s strategy is to invest in quality companies that share several attributes that the portfolio managers believe should result in capital appreciation over time: sustainable competitive advantages, promising fundamentals that allow for significant earnings growth, skilled management teams and solid financials including low debt.

To take advantage of market inefficiencies, the Fund may be actively traded. During these periods, the Fund may have a higher turnover rate.

The Adviser will decide which securities to purchase for the Fund. The Adviser will sell a security if it falls out of compliance with the Fund’s ethical investment restrictions. In addition, a security may be sold when the Adviser believes it is showing deteriorating technical and fundamental indicators, due to sector rotations or geographical reallocations, or to manage concentration risk. A security may also be sold when better risk/reward opportunities may be found in other stocks.

Ethical Investment Restrictions

The Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling or weapons industries as determined by the Adviser. The Fund will also consider a company’s performance with respect to environmental responsibility, labor standards, and human rights.  The Fund also will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, such as World Bank bonds and U.S. Treasury bonds, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).

The Fund is non-diversified and may invest a larger percentage of its assets in fewer companies than diversified funds, exposing it to more volatility and/or market risk than diversified funds.

Principal risks of investing in the Fund

Although the Adviser makes every effort to achieve the Fund’s objective, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks include:

❖

Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large capitalization stocks. Small and medium cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

❖

The stock market may fall in value, causing prices of stocks held by the Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness.

❖

The Fund is non-diversified and may invest a larger percentage of its assets in fewer companies exposing it to more volatility and/or market risk than diversified funds. The Fund also generally avoids companies in certain economic sectors and its performance may suffer if these sectors outperform the overall stock market.

❖

Individual stocks in the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

❖

The Fund’s ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques. As a result, the Fund will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

You should consider investing in the Fund if you are looking for long-term total return and are willing to accept the associated risks.

Performance

The following bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a calendar 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

For the period from 1-1-2016 through 9-30-2016, the total return for the Fund was 2.89%

Best Quarter: ended 6-30-2009 23.72%

Worst Quarter: ended 12-31-2008 -25.23%

The Fund’s inception date was April 1, 2010

Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Return Before Taxes	-5.84%	8.49%	6.50%
Return After Taxes on Distributions	-5.99%	7.23%	5.51%
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	6.53%	5.07%
Russell Mid Cap Growth (reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Fund.

Investment Sub-Adviser

Ziegler Capital Management, LLC is the Subadviser to the Fund.

Portfolio Manager(s)

Jamal Elbarmil,

Vice President of Azzad Asset Management

Managing the Fund since 2008

Christian J. Greiner, CFA,

Senior Portfolio Manager at Ziegler Capital Management, LLC.

Managing the Fund since 2013

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment	Minimum to Open Coverdell Account
$1,000	$500	$50	$500

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.azzadfunds.com or by calling 888-350-3369). Make your check payable to the Fund and mail to: Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request. If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day.  You can submit your request to redeem shares to the Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Azzad Wise Capital Fund Summary (WISEX)

Investment objective

Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.19%
Distribution and/or Service (12b-1) fees	0.05%
Other Expenses	0. 18%
Total Annual Fund Operating Expenses	1.42%
Fees Waived by Adviser*	(0.13%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.29%

*Restated to reflect current contractual expense cap. The Fund’s Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Fund for certain operating expenses, to the extent necessary to limit the fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and litigation and other extraordinary expenses) to 1.29% of average daily net assets through December 1, 2018.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the expense limits that were in place at the time of the waiver or reimbursement.   These agreements may be terminated only by the Fund’s Board of Trustees.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$131	$437	$764	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.10% of the average value of its portfolio.

Principal investment strategy

Azzad Wise Capital Fund invests primarily in fixed income securities issued for payment by international financial institutions, foreign governments, and agencies of foreign governments in transactions structured to be compliant with the Fund’s ethical investment guidelines.  Examples of fixed income securities in which the Fund invests include sukuk and wakala. Sukuk are asset based securities used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest.  Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows.  Wakala accounts are operated under the Islamic finance principle of wakala (an agency agreement). With wakala, a bank, as agent, raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities.

The Fund anticipates approximately 80% of the Fund’s fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO). The Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Fund determines that the securities are of comparable quality to rated securities that the Fund may purchase.

The Fund may invest up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Fund may invest in short term income producing investments such as money market accounts and certificates of deposit that are in compliance with its ethical guidelines.

The Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, which may include investments in trade finance securities. Generally, these securities evidence transactions where there is a flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments. The Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance or any other appropriate financial instrument.

The Fund may use derivatives instruments, such as profit rate swaps, to develop its investment strategy. In a profit-rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party or vice versa implemented through the execution of a series of underlying contracts to trade certain assets under the Shari’ah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the agreement. To secure the Fund's obligations in connection with its derivative positions, the Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Fund's custodian.

The Fund may also invest in fixed income securities issued in transactions where the Fund purchases (in the commodities markets) warrants (that is, certificates giving the holder the right to buy specific amounts of a commodity at a specific time) for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction.  Most of these counterparties are foreign banks and some of these issuers may be in emerging markets.  However, the assets are not pledged as security for the certificates, and the Fund is relying on the creditworthiness of the issuer for all payments required by the certificates. There is also no assurance that the issuers of these types of certificates will be able to make such payments.

The essence of the Fund’s strategy is to provide shareholders with a return that is comparable to the return on bank accounts, certificates of deposit and other similar fixed income products.  The Fund concentrates its investments in the financial services industry.  The Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to five years.  While the Fund generally purchases securities at the lower end of this maturity range, the Fund may purchase securities with maturities at the longer end of this range when the Adviser determines that they offer an attractive return or to lengthen the average duration of the Fund.

The Fund’s subadviser, Federated Investment Management Company (“Federated”), directs the investment of the majority of the Fund’s assets, furnishing investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. The Adviser will oversee Federated and be responsible for the day-to-day portfolio management of the Fund related to the dividend-yielding equity portion of the Fund’s portfolio and for ensuring that the Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Federated will sell a security if it falls out of compliance with the Fund’s ethical investment restrictions upon the Adviser’s instructions. In addition, a security may be sold when Federated believes it is showing deteriorating technical and fundamental indicators, due to sector rotations or geographical reallocations, or to manage concentration risk.

Ethical Investment Restrictions

The Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling or weapons industries as determined by the Adviser. The Fund will also consider a company’s performance with respect to environmental responsibility, labor standards, and human rights.  The Fund will also not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, such as certain types of bonds (such as World Bank bonds and U.S. Treasury bonds), preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).  The Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Fund’s ethical investment restrictions such as sukuk, certificates of deposit, bank notes and short term bank deposits.

The Fund is non-diversified and may invest a larger percentage of its assets in fewer companies and/or counterparties than diversified funds exposing it to more volatility and/or market risk than diversified funds.

Principal risks of investing in the Fund

Although the Adviser makes every effort to achieve the Fund’s objective of capital preservation and income, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks include:

❖

The Fund invests in fixed income securities, which are subject to credit risk. Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance. The counterparty issuing the securities may not be able to pay the securities when due or otherwise fulfill their contractual obligations, which could reduce the value of the Fund’s portfolio holdings, its share price, and its performance.

❖

A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the duration or maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.

❖

Sukuk involve many of the same risks that conventional bonds incur such as: credit and counterparty risk, interest rate, maturity and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support and risks related to the underlying assets. The sukuk markets are in their infancy and most sukuk trading is restricted to the primary markets. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖

Investments in below investment-grade fixed-income securities may subject the Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities.

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The Fund may invest in profit-rate swaps, which are derivative contracts. Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

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In order to secure its obligations in connection with derivative contracts, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

❖

The Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk.

❖

When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

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The stock market may fall in value, causing prices of stocks held by the Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness.

❖

The Fund is non-diversified and may invest a larger percentage of its assets in fewer companies and/or counterparties exposing it to more volatility and/or market risk than diversified funds. In addition, the Fund often invests a significant portion of its assets in companies within the financial services sector and its performance may suffer if this sector underperforms the overall stock market.

❖

Individual securities or other holdings in the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

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Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage or political or social instability.

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Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates or currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency.

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The Fund will concentrate its investments in the financial services industry.  Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Fund than a fund that is not concentrated in that industry.  Further, because the Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single industry, the Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry than a fund that does not concentrate.

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Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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The Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  The foreign sovereign debt securities the Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

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The Fund’s ethical investment restrictions will narrow the availability of investment opportunities in which it can invest. It is possible that the restrictions placed on investments may cause the Fund to underperform compared to other funds that do not place such restrictions on their investments.

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The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid as defined by the Investment Company Act of 1940.  These can include certificates issued by foreign banks, trade finance, sukuk and wakala.  As a result, if the Fund receives a large amount of redemptions, the Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

You should consider investing in the Fund if you are looking for capital preservation and income and are willing to accept the associated risks.

Performance

The following bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a calendar 1-year, 5 -year and for the life of the Fund compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

For the period from 1-1-2016 through 9-30-2016, the total return for the Fund was 2.08%

Best Quarter: ended 9-30-2010 1.93%

Worst Quarter: ended 6-30-2010 -1.66%

The Fund’s inception date was April 1, 2010

18

Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	5 Years	Since inception
Return Before Taxes	-0.11%	2.10%	1.90%
Return After Taxes on Distributions	-0.32%	1.53%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	-0.06%	1.38%	1.26%
BofAML US Corp & Govt 1-3 Yr Index (reflects no deduction for fees, expenses or taxes)	1.31%	1.11%	1.34%

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Fund.

Investment Subadviser

Federated Investment Management Company is the subadviser to the Fund.

Portfolio Manager(s)

Jamal Elbarmil

Vice President of Azzad Asset Management

Managing the Fund since 2010

Ihab Salib,

Senior Portfolio Manager at Federated Investment Management Company

Managing the Fund since 2014

John Polinski

Portfolio Manager at Federated Investment Management Company

Managing the Fund since 2014

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment
$4,000	$4,000	$300

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.azzadfunds.com or by call 888-350-3369). Make your check payable to the Fund and mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request.  If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day.  You can submit your request to redeem shares to the Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds’
Principal Investment Strategies and Related Risks

Investment objectives

Azzad Ethical Fund pursues long-term total return by investing in companies that are in line with its ethical principles.  Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

The investment objectives of each Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objectives, shareholders will be given 60 days advance notice.

Principal investment strategy of the Azzad Ethical Fund

Azzad Ethical Fund invests in common stocks of companies of all sizes that comply with the Adviser’s ethical restrictions.

The essence of the Fund’s strategy is to invest in quality companies that share several attributes that the Adviser believes should result in capital appreciation over time: sustainable competitive advantages, promising fundamentals that allow for significant earnings growth, skilled management teams and solid financials including low debt.  The Adviser filters-out from the universe of stocks considered for the Fund companies for which:

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Total debt divided by trailing 12-month average market capitalization is greater than or equal to 30%. The total debt divided by assets is greater than or equal to 30%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

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Total interest bearing investments divided by market capitalization is less than 30%.

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Interest income divided by total sales is greater than or equal to 5%.

The Fund’s Subadviser, Ziegler Capital Management, LLC, (“ZCM”) assists the Adviser in managing the Fund’s portfolio by providing an investment model that the Adviser uses in managing the Fund’s investments and making recommendations regarding specific portfolio investments. The model consists primarily of mid cap domestic growth companies that ZCM believes have demonstrated above-average and consistent long-term growth in earnings and have excellent prospects for future growth.  Although market caps are constantly changing, the Fund defines “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index at the time of investment. As of May 27, 2016, the Russell Midcap Index included companies with market capitalizations between $1.97 billion and $26.28 billion.

ZCM evaluates companies by combining a proprietary quantitative model that scores stocks with a fundamental evaluation that confirms the attractiveness of the top scoring stocks. This multi-factor model uses cash flow analysis to identify stocks that are trading at or below their fair market value. ZCM believes that inflation adjusted returns and cash flow analysis provide the most accurate measure of a company’s value. The model, along with specific recommendations, are provided to the Adviser and implemented at the Adviser’s discretion. The Adviser conducts all trades for the Fund.

The Fund is non-diversified.

Principal investment strategy of the Azzad Wise Capital Fund

Azzad Wise Capital Fund concentrates its investments in the financial services industry. The Fund invests primarily in U.S. dollar denominated bank notes and certificates for payment issued by domestic and foreign counterparties in transactions structured to be compliant with the Fund’s ethical investment restrictions.  Some of the certificates (called “sukuk”) are asset based securities that represent ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts, and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.  Issuers of these certificates are anticipated to be international financial institutions, foreign governments, agencies of foreign governments and global corporations.

Other accounts (called “wakala”) are operated under the Islamic finance principle of wakala, which is an “agency agreement.” In its capacity as an agent, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. As agent, the bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with the investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank.

There is no assurance that the issuers of these fixed income securities will be able to make such payments.  Prior to entering into a transaction with a counterparty, the Fund’s Subadviser, Federated, reviews the counterparty’s credit rating and, if the counterparty is unrated, conducts due diligence on the counterparty's financial condition and credit history. The Fund anticipates approximately 80% of the Fund’s fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO).  The Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Fund determines that the securities are of comparable quality to rated securities that the Fund may purchase.

The Fund may also invest in short term income producing investments, such as money market accounts and certificates of deposit that the Adviser determines are compliant with the Fund’s ethical investment restrictions.  Short term investments are securities that have a remaining maturity of 12 months or less, or that have provisions that permit the Fund to require the issuer to repurchase the security within a period of 12 months or less.  Issuers of these short term investments are anticipated to be banks and other financial institutions.

The Fund may also invest in securities issued in transactions where the Fund purchases (in the commodities markets) warrants for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction.  The Fund may also invest in securities issued in other transactions, provided that the Adviser determines that the transactions are structured to be compliant with the Fund’s ethical investment restrictions.

The Fund may invest up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940 which may include up to 10% of its net assets in trade finance.  The Fund will be non-diversified. Generally, these securities evidence transactions where the flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments. The Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance or any other appropriate financial instrument.

The Fund may use profit-rate swaps, a type of derivative contracts to develop its investment strategy. Derivative contracts are financial instruments that require payments based upon changes in the values of designated assets or instruments (each a “Reference Instrument” and collectively, “Reference Instruments”). The Fund expects to only enter into profit rate swaps, and as such, will be exposed only to Reference Instruments that are referenced in these transactions. Each party to a derivative contract may sometimes be referred to as a counterparty.

The Fund expects to trade all derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution.  To secure the Fund's obligations in connection with its derivative positions, the Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Fund's custodian.

In a profit-rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party or vice versa implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the agreement.

The Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to five years.

Federated directs the investment of the majority of the Fund’s assets, furnishing investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. The Adviser will oversee Federated and be responsible for the day-to-day portfolio management of the Fund related to the dividend-yielding equity portion of the Fund’s portfolio and for ensuring that the Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Ethical Investment Restrictions

The Funds do not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling or weapons industries as determined by the Adviser. The Funds will also consider a company’s performance with respect to environmental responsibility, labor standards, and human rights.

The Funds will also not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, such as certain types of bonds (such as World Bank bonds and U.S. Treasury bonds), preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).  The Funds will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Funds’ ethical investment restrictions.

Principal risks of investing in the Funds

Although the Adviser makes every effort to achieve each Fund’s objective, the Adviser cannot guarantee it will attain those objectives. You could lose money by investing in the Funds.

The principal risks of investing in the Funds include:

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The stock market may fall in value, causing prices of stocks held by the Funds to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness.

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The Funds are non-diversified and may invest a larger percentage of their assets in fewer companies exposing them to more volatility and/or market risk than diversified funds. The Funds also generally avoid companies in various sectors (such as tobacco, alcohol, or gambling, see Ethical Investment Restrictions above) and their performance may suffer if these sectors outperform the overall stock market.

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Individual stocks, securities, or other holdings in the Funds may not perform as expected, and the Funds’ portfolio management practices may not achieve the desired result.

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The Funds’ ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Funds may invest, as well as upon commonly used investment techniques. As a result, the Funds will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

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Small and medium capitalization stocks held by the Funds could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large capitalization stocks. Small and medium cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

In addition to the above risks, the following are principal risks of investing in Azzad Wise Capital Fund:

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Because the Fund may invest in foreign stocks, it may also be subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign financial markets may also have fewer investor protections and more volatile or less liquid securities markets.  Foreign investing involves less publicly available information. Foreign companies may receive less coverage than US companies by market analysts and the financial press. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, expensive and reliable as the information available concerning companies in the United States.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  There is also the risk of confiscation, taxation, currency blockage or political or social instability.  Foreign accounting may be less revealing than American accounting practices.  Foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

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Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates and currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency.

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The Azzad Wise Capital Fund will invest in certificates, notes and other securities, which are subject to credit risk.  Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance. The counterparty issuing the securities may not be able to pay the securities when due, which could result in a loss to a Fund.  Further, because the Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single economic sector, the Fund is even more susceptible to losses resulting from a particular counterparty’s inability to pay a security when due and from changes in economic conditions that impact all of the counterparties in that sector. The Fund will also be exposed to credit risk with respect to counterparties to profit-rate swaps to the extent that the counterparty fails to meet its obligations, the Fund may lose the benefit of the transaction or be prevented from selling or buying other securities to implement its investment strategy.

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Investments in below investment grade fixed income securities may subject the Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities. Approximately 20% of the Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO).  The Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Fund determines that the securities are of comparable quality to rated securities that the Fund may purchase. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Funds.  Issuers of securities with lower investment grade categories are more vulnerable to changes in economic conditions than issuers of higher grade securities.

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The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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The Fund will concentrate its investments in the financial services industry.  Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Fund than a fund that is not concentrated in that industry.  Further, because the Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which may share a single industry, the Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry than a diversified fund.

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The Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  The foreign sovereign debt securities the Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

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The Fund intends to invest in certain instruments that may be illiquid.  As a result, if the Fund receives a large amount of redemptions, the Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

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The Fund invests in trade finance securities located primarily in, or having exposure to global emerging markets. As such, the Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counterparty risk.

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Sukuk involve many of the same risks that conventional bonds incur such as: credit and counterparty risk, interest rate, maturity and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support and risks related to the underlying assets. The sukuk markets are in their infancy with limited issuers. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

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When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

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Certificates of deposit, bank notes and short-term money market instruments in which the Fund invests can fluctuate in value. Like other fixed income securities, they are subject to risk, including market and credit risk. They also may be subject to counterparty risk, which is the risk that the other party(s) to an agreement or a participant in a transaction, such as a bank, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction. This could reduce the value of the Fund’s portfolio holdings, its share price, and its performance. To the extent that the Fund’s assets are deposited into short term money market instruments, it will be more difficult for the Fund to achieve its objective.

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The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within one to three years.

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The Fund may invest in profit-rate swaps, which are derivative contracts.  Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks, such as interest rate, credit, currency, liquidity and leverage risks.  Profit-rate swaps are OTC derivatives contracts, which generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.  Profit-rate swaps also create leverage risk by exposing the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

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In order to secure its obligations in connection with derivative contracts, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information.

Temporary Defensive Positions

During uncertain market, economic, political or other unfavorable conditions, the Funds may adopt a temporary defensive position. Under these circumstances, the Funds may hold up to 100% of their assets in non-interest bearing cash accounts. The Funds will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Funds may not achieve their investment objective.

Management, Organization & Capital Structure

The Adviser

Azzad Asset Management, Inc. (the “Adviser”), 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia 22042, serves as investment adviser to the Azzad Funds. The Adviser is a privately held corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The Adviser was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997 and was converted into a corporation under Delaware law in June 2000 under the current name. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Under the terms of the advisory agreements between the Adviser and the Trust, the Adviser is responsible for formulating the Funds’ investment program making investment decisions and engaging in portfolio transactions for the Funds.  The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. The Adviser is responsible for ensuring compliance with the Funds’ investment policies and guidelines.

Under a management agreement with the Trust, the Adviser earns an annual management fee equal to 0.80% of the average daily net assets for the Azzad Ethical Fund and 1.19% of the average daily net assets for the Azzad Wise Capital Fund. Each Subadviser’s fee is paid out of the annual management fee the Adviser receives, not by the respective Fund. The Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse each Fund for certain operating expenses, to the extent necessary to limit the fund’s net annual operating expenses (excluding brokerage costs; borrowing costs including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the such Fund invests; and litigation and other extraordinary expenses) to (i) 0.99% of average daily net assets of the Azzad Ethical Fund and (ii) 1.29% of average daily net assets of the Azzad Wise Capital Fund through December 1, 2018. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the expense limits that were in place at the time of the waiver or reimbursement.  These agreements may be terminated only by the Fund’s Board of Trustees.

For the fiscal year ended June 30, 2016, the Adviser earned $399,404 for services to the Azzad Ethical Fund (after waivers).  For its services to the Azzad Wise Capital Fund, for the fiscal year ending June 30, 2016, the Adviser earned $1,032,458 (after recoupment of amounts waived in prior years). A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the Funds’ investment advisory agreements with the Adviser is available in the Funds’ annual report to shareholders for the period ended June 30, 2016.

The Subadviser to the Azzad Ethical Fund

Ziegler Capital Management, LLC (“ZCM”) 70 W. Madison Street, 24th Floor, Chicago, IL 60602, serves as Subadviser to the Azzad Ethical Fund. The Ziegler Companies, Inc. was founded in 1902 and formed Ziegler Capital Management, LLC in 1991 to offer institutional clients investment advisory services. ZCM purchased Lotsoff Capital Management, LLC in 2011 and Red Granite Advisors in 2012. On November 30, 2013, Ziegler Lotsoff Capital Management was acquired by Stifel Financial Corp. (“Stifel”) becoming its wholly-owned subsidiary.

ZCM is a registered investment adviser that has nearly $10.7 billion in assets under management as of June 30, 2016. As Subadviser, ZCM provides the Adviser with a model, specific portfolio investment recommendations, and other consulting services.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with ZCM is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2016.

The Subadviser to the Azzad Wise Capital Fund

Federated Investment Management Company (“Federated”), is an SEC registered investment adviser and a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA, 15222.  Federated is an indirect, wholly-owned subsidiary of Federated Investors, Inc., a Pennsylvania corporation with a principal address of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and a publicly owned company (Ticker Symbol: FII).  Federated Investors, Inc. owns 100% of the outstanding voting securities of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801.  FII Holdings owns 100% of the outstanding voting securities of Federated. As of June 30, 2016, Federated had over $367 billion in assets under management.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with Federated is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2016.

Portfolio Managers

Since April 2000, Mr. Jamal Elbarmil has served as the Vice President of Azzad Asset Management and as portfolio manager for the Azzad Ethical Fund since October 2008 and Azzad Wise Capital Fund since its inception. He is responsible for the day to day management of the Funds’ portfolio. He holds a Master’s Degree in Information Systems from the American University in Washington, DC. Mr. Elbarmil reviews the Funds’ holdings and performance to ensure compliance with the Funds’ respective strategies. Prior to joining Azzad, Mr. Elbarmil was Vice President of Technology for Information Policy & Administration, Inc. in Virginia where he supervised the development of software systems. Mr. Elbarmil has nearly 16 years of investment experience.

Christian J. Greiner, CFA, Portfolio Manager at ZCM. Mr. Greiner provides fundamental research across all sectors and participates in the decision making process for stock selection. Mr. Greiner joined ZCM in 2003 as an Equity Analyst. Prior to joining the firm, he held positions with Checkfree Investment Services and Northern Trust. Mr. Greiner holds a B.S. in Finance from DePaul University, as well as an M.B.A. from the University of Chicago. Mr. Greiner earned the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Society of Chicago. Mr. Greiner replaced Joseph Pappo as Portfolio Manager of the Fund on May 16, 2013.

Ihab Salib, Senior Vice President and Senior Portfolio Manager at Federated. Ihab Salib has been a Senior Portfolio Manager with the Funds’ Subadviser since January 2002, and Head of the International Fixed Income Group since January 2007. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader and Assistant Vice President. In 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received a B.A. with a major in Economics from Stony Brook University.

John Polinski, Vice President and Portfolio Manager and Senior Investment Analyst at Federated. Mr. Polinski joined Federated in October 2005 as Senior Investment Analyst and Vice President-. Previously, Mr. Polinski served as Vice President and Portfolio Manager, High Yield Credit Research, with DWS/Deutsche Asset Management. Mr. Polinski received a B.A. from the University of Pittsburgh and an M.B.A. from the University of South Carolina.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Azzad Ethical Fund and Azzad Wise Capital Fund.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay the distributor a fee for the sale and distribution of a Fund’s shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.15% of the Azzad Ethical Fund’s average daily net assets annually and 0.05% of Azzad Wise Capital Fund’s average daily net assets annually.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.

In addition to paying fees under the Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for various shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

Custodian, Transfer & Dividend Disbursing Agents

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as custodian for the Funds’ cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. The Custodian does maintain certain financial and accounting books and records pursuant to an agreement with the Funds.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the transfer agent and dividend-disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds.

Shareholder inquiries relating to a shareholder account should be directed by writing to Azzad Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH, 44147 or by telephoning Azzad Funds (toll-free) at 888-350-3369, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time.

Organization

Azzad Ethical Fund and Azzad Wise Capital Fund are each a series of the Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Funds’ shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Funds are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Funds.

At What Price Are Shares Sold?

Shares of the Funds are sold at their offering price, which is the net asset value per share or “NAV” without any sales charge.  The offering price that applies to a purchase order is based on the next calculation of the NAV per share that is made after a Fund receives the purchase order.  The NAV of a Fund will fluctuate.

How Your Share Price (NAV) is Determined?

The NAV of shares of a Fund is determined normally at 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange (the “NYSE”) is open for trading (referred to in this Prospectus as a “regular business day”).  The NAV per share is determined by dividing the value of a Fund’s net assets by the number of shares that are outstanding.

A Fund’s securities are valued on the basis of market quotations, if available.  If market quotations are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value a Fund’s assets at their fair value according to policies approved by, and subject to supervision by, the Funds’ Board of Trustees.

It is not anticipated that market quotations will be available for some of the securities in which the Azzad Wise Capital Fund invests.  Accordingly, the Adviser will need to price the securities using the Trust’s fair value pricing guidelines.  In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the fair value of securities is intended to be the amount which the owner might reasonably expect to receive for them upon their current sale.  However, as the Adviser’s fair valuation of securities will be based upon its analysis of factors it considers relevant, the fair value price may differ from the price that would be received if the securities were sold.  If the fair value price differs, a shareholder may receive more or less proceeds or shares from redemptions and purchases of Fund shares than if the securities were priced at the price that would be received upon their current sale.  Similarly, the performance of a Fund may be affected.  A Fund also may not be able to receive a security’s fair value if the Fund should sell the security.

Securities with remaining maturities of 60 days or less are generally fair valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value.

A Fund’s shares are not priced on the days when the NYSE trading is closed. A Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (“SEC”). Your order (redemption or purchase) will be priced at the next NAV calculated after the Fund receives your order.

If a security or securities that a Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of a Fund’s assets may be affected on days when a Fund is not open for business. In addition, trading in some of a Fund’s portfolio holdings may not occur on days when a Fund is open for business.  In addition, a Fund may not make any purchases or sales of securities on some days when a Fund is open for business.

Shareholder Guide

How to Purchase Your Shares

Shares of a Fund are offered for sale on a continuous basis.

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The minimum initial investment for Azzad Wise Capital Fund is $4,000 (or $300 for accounts using Automated Clearing House (“ACH”) transactions, regardless of the type of account). The minimum initial investment for Azzad Ethical Fund is $1,000 (or $50 for accounts using Automated Clearing House (“ACH”) transactions, regardless of the type of account).

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There is no minimum initial investment for investments made through broker-dealers and wirehouses.

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The minimum subsequent investment for Azzad Ethical Fund is $50 and $300 for Azzad Wise Capital Fund; there is no minimum subsequent investment for investments made through broker-dealers and wirehouses.

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The Funds may waive the investment minimums at their discretion.

The price for a Fund’s shares is a Fund’s NAV next determined after receipt of your purchase order.

BY MAIL: You may purchase shares of a Fund by completing and signing an Account Application form enclosed with this Prospectus and mailing it, together with your check made payable to the Azzad Funds and a copy of your driver’s license (for identification verification purposes), to the address listed below:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above.  Third party checks will not be accepted, and the Funds reserve the right to refuse to accept other checks. Bounced checks or checks in which funds cannot be collected will be charged a $30 fee.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your Application, as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, birth date, social security number and permanent street address. The Funds reserve the right to close the account if clarifying information/documentation is not received within 5 business days.

BY TELEPHONE: Once your account is open, you may make subsequent investments by telephone by calling toll free at 888-350-3369. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Funds’ retirement account administered by the Funds’ transfer agent or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Funds), you will be responsible for any loss incurred by the Funds because of such cancellation.

BY WIRE:  You may make your initial or subsequent investments in the applicable Fund by wire transfer. To enable timely processing and transaction analysis, investors wiring funds must first notify the transfer agent of the investment. Please call Mutual Shareholder Services at: 888-350-3369 for additional information regarding sending wire transfers.

To assure proper receipt, please be sure your bank includes the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in “By Mail” above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Funds accept the purchase.  The Funds and their agents are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.  Note: federal funds wire purchase orders will be accepted only when the Funds and Custodian Bank are open for business.

There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

BY AUTOMATIC INVESTMENT PLAN:  You may make your initial investment in the Funds by completing the automatic investment plan (“AIP”) form authorizing the Azzad Funds to draw on your bank account. The minimum initial investment required is $300 for the Azzad Wise Capital Fund and $50 for the Azzad Ethical Fund.

You may also make subsequent investments automatically for as little as $50 a month for the Azzad Ethical Fund and $300 a month for the Azzad Wise Capital Fund, beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the ACH or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Fund at least fifteen business days before the change is to become effective. Dates available for AIPs, are the 10th and 20th of each month (or the nearest business day thereafter). A fee of $30 will be charged for returned ACH payments.

Additional Information About Purchases

All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders are priced as of the close of trading on the NYSE, usually as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of days when the NYSE is closed.

Fees and charges associated with purchasing shares of the Funds are set forth in this Prospectus.  However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Funds will charge $30 and you will be responsible for any loss incurred by the Funds with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser (in the Funds) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier’s check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process.  In such instances, your investment will be priced at the NAV next determined after receipt of the check, and any amounts charged to the Funds for collection procedures will be deducted from the amount invested.

In addition, you will be required to provide information such as your birth date, social security number, address and other relevant information to help us verify your identity. For most accounts, you will be required to submit a photocopy of your driver’s license or other picture identification. If you do not provide this information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account. We also reserve the right to close your account for other lawful reasons including but not limited to: reasonable suspicion of money laundering, fraud, terrorism or other illegal activity in connection with the account.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Investor orders will be priced at the respective Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through a broker or agent.

How to Sell Your Shares

You may request to sell all or a portion of your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request in proper form. To be in proper form, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

 If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next business day.

BY MAIL: Your request must include:

a) Original signatures of each registered owner exactly as the shares are registered;

b) The Fund name and the account number;

c) The number of shares or dollar amount to be sold; and

d) Any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44141-1939

BY TELEPHONE:  Redemptions by telephone can be made by calling 888-350-3369. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

a)

The redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;

b)

There has been no change of address of record on the account within the preceding 30 days;

c)

The person requesting the redemption can provide proper identification; and

d)

The proceeds of the redemption do not exceed $15,000.

In connection with telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine.  The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Funds or the transfer agent does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may experience difficulty effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions.  For further information, call the Funds at 888-350-3369.

SIGNATURE GUARANTEE

Redemptions in excess of $50,000 currently require a signature guarantee.  A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Funds at 888-350-3369 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request in proper form; however, the Funds have up to seven days to mail your redemption proceeds.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Funds promptly in writing of any change of address.

BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following receipt of a redemption request in proper form.  However, the Funds may hold redemption proceeds for up to seven days.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by the Funds, which is deducted from your redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(1)

The redemption price may be more or less than your cost to purchase the shares, depending on the net asset value of a Fund’s portfolio next determined after your request is received.

(2)

A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W 4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax. IRA distributions must be accompanied by an Azzad Funds distribution application.

(3)

A Fund may redeem existing accounts and refuse a potential account the privilege of having an account in a Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

(4)

Excessive short term trading has an adverse impact on effective portfolio management as well as upon a Fund’s expenses. The Funds may refuse investments from shareholders who engage in short term trading.

Market Timing and Redemption Fees

The Funds are intended for long-term investors and do not accommodate frequent transactions. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity, and imposing redemption fees under procedures adopted by the Funds’ Board. A redemption fee of 2.00% for each Fund will be assessed against investment proceeds withdrawn within 90 days of investment.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the respective Fund.  The redemption fee is applied uniformly in all cases, with the exception of wrap programs and qualified retirement plans such as 401Ks. In such cases, the redemption fee may be waived with the Adviser’s approval.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason and without prior notice. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Funds’ performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Funds do not generally have access to the underlying shareholder account information.  The Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.  However, the Funds have entered into agreements with financial intermediaries that require the intermediary to provide individual shareholder information for shareholders holding shares in omnibus accounts.

MANDATORY REDEMPTIONS

In order to reduce expenses, the Funds may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If a Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice.  No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

How to Exchange Your Shares

As an Azzad shareholder, you may exchange your shares of any Fund for shares of any other Azzad Funds, subject to the minimum investment requirement of the Fund. The exchange is treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. You may request the exchange by contacting the Fund at the phone number or address provided in the “By Telephone” and “By Mail” sections above.

It is your responsibility to obtain and read a prospectus of the Fund you are exchanging your shares for before you make an exchange. In addition:

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You may make up to two exchanges out of the Fund during a calendar year.  This limit helps keep the Fund’s net asset base stable and reduces the Fund’s administrative expenses.

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If you exchange shares into or out of the Fund, the exchange is made using the net asset value per share of the Fund next determined after the exchange request is received.

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In times of extreme economic or market conditions, exchanging shares by telephone may be difficult.  To receive the NAV as of the date of your exchange, your exchange request must be received before that day’s close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

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Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or a loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical.  Neither the Funds nor the Funds’ transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds’ transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Taxes, Dividend, and Distribution

Taxation of the Funds

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Funds’ Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Funds’ shareholders.

TAXES ON DISTRIBUTIONS. The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not be liable for Federal income tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Funds will mail reports to you containing information about the Funds’ distributions during the year after December 31 of each year (by January 31st). Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of a Fund’s shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax professional will be able to determine whether a sale will result in a taxable gain or loss.

“BUYING A DIVIDEND” All distributions reduce the net asset value of a Fund’s shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Funds shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Funds may be required to withhold U.S. federal income tax from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Distributions

As a shareholder, you are entitled to your share of a Fund’s net income and capital gains on its investments. A Fund passes substantially all of its earnings along to its investors as distributions.  When a Fund earns dividends from stocks and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

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Long-term capital gains are realized on securities held by a Fund for more than one year and are part of your capital gain distribution.

▪

Short-term capital gains are realized on securities held by a Fund for less than one year and are part of your dividend distributions.

The Funds distribute capital gains, if any, annually. The Azzad Wise Capital Fund distributes dividends, if any, monthly and the Azzad Ethical Fund distributes dividends, if any, annually. This policy is subject to change at any time. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Shareholder Services

Online Account Access

For your convenience, you may access your account online 24 hours a day/ 7 days a week to review your account balances or histories. Simply go to the Azzad website at www.azzadfunds.com, and use your social security number (or tax identification number) and investor number (located on your account statement) to access your Azzad Funds account. To obtain additional information about accessing your account online, call toll free 888-350-3369.

Automatic Investment Plan

Automatic investment plans are available for your convenience to purchase shares at specified intervals (10th or 20th of each month) without having to manually initiate each transaction. Automatic investment plans allow you to purchase Fund shares by having specified amounts automatically deducted from your bank account and invested in a Fund on a monthly basis. To establish this service for your account, you may contact Azzad toll free at 888-350-3369 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or visit the Azzad website at www.azzadfunds.com. This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Dollar-cost averaging. By participating in an automatic investment plan with a Fund, you will be practicing dollar cost averaging. Dollar-cost averaging is an investment strategy design to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, so on) over a long period of time. The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time. The important key is to stick with dollar-cost averaging through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses.

Shareholder Reports

You will receive semi-annual and annual reports by mail. The independent registered public accountant firm of Sanville & Company audits the financial statements appearing in annual reports. You will also receive quarterly statements by mail. If your address changes, it is your responsibility to contact the Funds with your address information.

To keep the Funds’ costs as low as possible and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, please notify Mutual Shareholder Services at 888-350-3369.

Reporting to Third Party Information Providers

The Funds provide various third party information providers such as Morningstar, Lipper, and others, as well as various third party consultants, with Fund information. These information providers may receive Fund information such as a Fund’s holdings and NAV (Net Asset Value) and other Fund information, in advance of Shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the Funds’ transfer agent, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 or calling 888-350-3369. The Funds’ top 10 holdings as of the calendar quarter-end are most typically posted on the Funds’ website at www.azzadfunds.com.

Financial Highlights

Financial Highlights (Azzad Ethical Fund)

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information for the five fiscal years ended June 30, 2016 were audited by Sanville & Company, whose report, along with the Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The annual report is available free, upon request, by calling toll-free 888-350-3369.

For a capital share outstanding throughout each period indicated Azzad Ethical Fund

	For the Years Ended
	6/30/2016	6/30/2015	6/30/2014	6/30/2013	6/30/2012

Net Asset Value, at Beginning of Year	$ 13.44	$ 13.69	$ 12.24	$ 10.77	$ 10.74

Income from Investment Operations:
Net Investment Income (Loss) *	0.01	(0.03)	(0.02)	0.01	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.31)	0.97	3.01	1.62	0.05
Total from Investment Operations	(1.30)	0.94	2.99	1.63	0.03

Distributions:
Net Investment Income	0.00	0.00	(0.01)	(0.01)	0.00
Realized Gains	(0.08)	(1.19)	(1.53)	(0.15)	0.00
Total Distributions	(0.08)	(1.19)	(1.54)	(0.16)	0.00

Redemption Fees (a)***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 12.06	$ 13.44	$ 13.69	$ 12.24	$ 10.77

Total Return **	(9.66)%	7.05%	24.85%	15.36%	0.28%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 65,408	$ 64,361	$ 50,247	$ 34,169	$ 21,988
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.16%	1.19%	1.19%	1.35%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%	(0.41)%	(0.32)%	(0.27)%	(0.65)%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.21)%	(0.12)%	0.09%	(0.22)%
Portfolio Turnover	33.70%	29.80%	56.66%	103.43%	13.48%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

Financial Highlights (Azzad Wise Capital Fund)

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five fiscal years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information for the five fiscal years ended June 30, 2016 were audited by Sanville & Company, whose report, along with the Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The annual report is available free, upon request, by calling toll-free 888-350-3369.

For a capital share outstanding throughout each period indicated Azzad Wise Capital Fund

For a capital share outstanding throughout each period indicated Azzad Wise Capital Fund

	For the Years Ended
	6/30/2016	6/30/2015	6/30/2014	6/30/2013	6/30/2012

Net Asset Value, at Beginning of Year	$ 10.39	$ 10.34	$ 10.09	$ 10.07	$ 10.22

Income from Investment Operations:
Net Investment Income *	0.07	0.06	0.08	0.16	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05	0.05	0.35	0.10	(0.02)
Total from Investment Operations	0.12	0.11	0.43	0.26	0.08

Distributions:
Net Investment Income	(0.07)	(0.06)	(0.07)	(0.16)	(0.08)
Realized Gains	0.00	0.00	(0.11)	(0.08)	(0.15)
Total Distributions	(0.07)	(0.06)	(0.18)	(0.24)	(0.23)

Redemption Fees (a)	0.00***	0.00***	0.00***	0.00	0.00***

Net Asset Value, at End of Year	$ 10.44	$ 10.39	$ 10.34	$ 10.09	$ 10.07

Total Return **	1.15%	1.02%	4.35%	2.61%	0.86%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 93,297	$ 91,912	$ 68,186	$ 53,809	$ 30,652
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.42%	1.45%	1.52%	1.53%	1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.60%	0.57%	0.79%	1.52%	0.82%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.36%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	0.53%	0.82%	1.56%	0.96%
Portfolio Turnover	19.10%	41.27%	27.13%	45.40%	234.93%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

Account Types

You may invest in the Funds through the following types of accounts (their respective applications can be downloaded online at www.azzadfunds.com, for a hard copy call 888-350-3369):

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS (regular mutual fund accounts)

Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

RETIREMENT ACCOUNTS

The Fund offers various tax-deferred retirement plans and accounts, including Traditional IRAs, Roth IRAs, Rollover IRAs, SEP (Simplified Employee Pension) IRAs, SIMPLE IRAs and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your legal or tax adviser.

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA)

Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor’s social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

COVERDELL EDUCATION SAVINGS ACCOUNTS (formerly EDUCATION IRA)

You may establish a tax-deferred education savings account on behalf of any child with a Social Security Number to help save for his/her education. Account redemptions may be used for qualified primary, secondary, post-secondary or higher education expenses.

FOR AN ORGANIZATION

You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity. For corporations, a corporate resolution signed by an authorized person with a signature guarantee is required. For partnerships, a certification for a partnership agreement or the pages from the partnership agreement that identify the general partners is required. An authorized officer of the corporation or other legal entity must sign the application. For trust accounts, the trust must be established before you can open the account. You must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

Privacy Policy Notice

The Azzad Funds Commitment to Protecting Your Privacy

PLEASE READ AND RETAIN FOR YOUR RECORDS

The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Funds collect the following nonpublic personal information about you:

•

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Funds do not disclose any nonpublic personal information about current or former shareholders to affiliated or unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Funds’ custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Additional Information

INVESTMENT ADVISER

AZZAD ASSET MANAGEMENT, INC.

3141 FAIRVIEW PARK DRIVE

SUITE 460

FALLS CHURCH, VIRGINIA 22042

TEL: 703-207-7005

FAX: 703-852-7478

WEB:  WWW.AZZADFUNDS.COM

EMAIL:  INFO@AZZAD.NET

INDEPENDENT REGISTERED

SANVILLE & COMPANY

PUBLIC ACCOUNTING FIRM

1514 OLD YORK ROAD

ABINGTON, PA 19001

TRANSFER AGENT AND

MUTUAL SHAREHOLDER SERVICES, LLC

FUND ACCOUNTANT

8000 TOWN CENTRE DR.

SUITE 400

BROADVIEW HEIGHTS, OH 44147

TEL: 888-350-3369

CUSTODIAN

HUNTINGTON NATIONAL BANK

7 EASTON OVAL

COLUMBUS, OH 43219

LEGAL COUNSEL

THOMPSON HINE LLP

312 WALNUT STREET

CINCINNATI, OH 45202

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) in a Statement of Additional Information, and in the Funds’ annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information contains more detailed information about the Funds and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

These documents (and other information about the Funds) are available free of charge upon request to Mutual Shareholder Services, LLC 8000 Town Centre Drive. Suite 400 Broadview Heights, OH 44147 Tel: 888-350-3369 or 440-922-0066.  The Funds’ SAI, annual and semi-annual reports and other information can also be obtained by E-mail request to: info@azzad.net. You can also review and copy the Funds’ reports, SAI, and other information by visiting the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F. Street NE, Washington, DC 20549. Please call 202-551-8090 to learn the Public Reference Room’s business hours. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the Funds’ reports and SAI, may be obtained for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV.  Because the Funds’ SAI and other reports are available through the above sources, the Funds do not make them available on the Funds’ website.

Investment Company Act File Number: 811-08021

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AZZAD®

THE AZZAD FUNDS

STATEMENT OF ADDITIONAL INFORMATION

 November 1, 2016

Azzad Wise Capital Fund (WISEX)

Azzad Ethical Fund (ADJEX)

Azzad Ethical Fund and Azzad Wise Capital Fund (each a “Fund” and collectively, the “Funds”) are series of Azzad Funds (the “Trust”). This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus for the Azzad Ethical Fund and Azzad Wise Capital Fund dated November 1, 2016, as it may be supplemented.  The Trust’s Annual Report to Shareholders for the Funds dated June 30, 2016, accompanying notes and Report of Independent Registered Public Accounting Firm appearing in the Annual Report are incorporated by reference and made a part of this Statement of Additional Information. Copies of the Prospectus, Annual Report and Semi-Annual Report may be obtained free of charge by calling toll free 888-350-3369. This SAI is incorporated by reference into the Prospectus.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

2

TRUSTEES AND EXECUTIVE OFFICERS

8

INVESTMENT ADVISORY AND OTHER SERVICES

10

SUBADVISER (AZZAD ETHICAL FUND)

10

SUBADVISER (AZZAD WISE CAPITAL FUND)

11

PORTFOLIO MANAGEMENT

11

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

14

CODE OF ETHICS

14

ADMINISTRATOR

15

TRANSFER AGENT

15

CUSTODIAN

15

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

15

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

16

TAXATION

17

PURCHASE OF SHARES

18

DIVIDENDS AND DISTRIBUTIONS

18

NET ASSET VALUE

18

REDEMPTION OF SHARES

18

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

19

OTHER INFORMATION

19

ORGANIZATION

19

FINANCIAL STATEMENTS

20

PROXY VOTING PROCEDURES

20

DISCLOSURE OF PORTFOLIO HOLDINGS

20

ANTI-MONEY LAUNDERING COMPLIANCE

20

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objectives and policies of the Funds are described in the Funds’ Prospectus. All investments are subject to the overall policy of making investment decisions according to ethical principles, as described in the Prospectus. Additional information regarding the Funds’ investment risks, policies and restrictions is set forth in this SAI.

Investment Policies and Associated Risks

The following discussion supplements the disclosure in the Prospectus about the Azzad Funds' investment techniques, strategies and risks.  Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Trustees. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, there is no assurance that the Funds’ investment objectives will be achieved.

Each Fund is a non-diversified series of the Trust, an open-end, management company organized as a Massachusetts business trust on October 4, 2001 (formerly Islamia Group of Funds).  The Azzad Wise Capital Fund invests primarily in securities issued by counterparties in transactions structured to be compliant with the Fund's ethical investment restrictions, which are described in the Prospectus.  The Fund may also invest in other fixed-income and dividend-paying securities that are structured to provide returns consistent with the Fund's ethical investment restrictions, which are described in the Prospectus.  Such securities include common stocks and American Depositary Receipts ("ADRs"). Azzad Ethical Fund invests primarily in equity securities. Common stock represents the residual ownership interest in an issuer. Shareholders are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock is satisfied. The investment adviser for each Fund is Azzad Asset Management, Inc. (the “Adviser”).

Equity Securities The equity securities in which the Funds may invest consist of common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the returns and net asset values of the Funds will fluctuate.  Securities in the Funds’ portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Initial Public Offerings (“IPOs”) IPOs are a form of equity security. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If a Fund does not intend to make a long term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

Small and Mid Capitalization Companies The Adviser considers companies with less than $15 billion in market capitalization to be small or mid capitalization companies. Investing in such companies may be riskier than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small or mid capitalization company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Small capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

Real Estate Securities, including REITs Real estate securities are a form of an equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Funds do not invest directly in real estate. The Funds may be vulnerable to changes in real estate values or economic downturns and other risks associated with real estate, such as liquidity risk, extended vacancy, development delays, environmental issues, tenant bankruptcies or changes in property taxes, interest rates and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of the REIT and cash flow generated by the REIT. The prices of securities issued by companies engaged in the real estate industry may change in response to interest rate changes. At times, when interest rates go up, the value of securities issued by companies in the real estate industry goes down. If a Fund focuses its real estate related investments in a geographic area or in a property type, the Fund will be particularly subject to the risks associated with that geographic area or property type.

Sukuk  Azzad Wise Capital Fund may invest in sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset.  They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and

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equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor), is relying on the creditworthiness of the issuer for all payments required by the sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments. Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds.

Wakala Azzad Wise Capital Fund may invest in wakala.  Wakala are operated under the Islamic finance principle of wakala, which is an “agency agreement.” In its capacity as an agent, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. As agent, the bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with the investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank.

Profit Rate Swap   The Azzad Wise Capital Fund may invest in profit-rate swaps. In a profit-rate swap, two parties enter into a series of separate contracts. An Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, a profit rate swap is undertaken to swap a three, four, or five year (or other term) fixed rate contract for a variable rate, which is adjusted annually. The fixed-rate side of the transaction is a commodity murabaha in which a commodity is sold with a markup where installment payments are equal to the fixed rate profit payments, and there is a balloon payment of the principal at maturity in three, four, or five years (or other term), as applicable. Upon delivery of the commodity, it is sold for the current market price. On the floating-rate side, a commodity is sold with a markup priced with a spread over an interest rate benchmark where installments are equal to the floating rate profit payment, and there is a balloon payment of the principal at maturity in one year. Upon delivery of the commodity, it is sold for the current market price. The parties repeat the floating-rate contract annually for three, four, or five years (or other term), as applicable, using the interest rate benchmark at the time each contract is signed, with no contracts being dependent upon the existence of any others. A profit rate swap allows for the exchange of profit rate cash flows between the fixed rate party and the floating rate party or vice versa implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha.  The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the contract.

In a profit-rate swap using Waad (a unilateral promise), each of the two parties issue an undertaking waad to enter into a murabaha transaction if it is beneficial for the other party. The party out of the money at each date pays a premium above market price equal to the difference between the fixed rate and the variable rate. The Fund will only invest in profit rate swaps if it is determined that this investment is in accordance with the Fund’s ethical investment philosophy.

The Fund’s exposure to profit-rate swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be perfectly correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in a fashion that is different from that originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts may have tax consequences to the Fund and its shareholders. For example, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract).

In order to secure its obligations in connection with profit-rate swaps, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. By setting aside cash or readily marketable securities equal to only its net obligations under swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. The requirement that the Fund segregate assets may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Trade Finance Trade finance investments in which the Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries

3

such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance securities are located primarily in or have exposure to global emerging markets. As such, the Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk. The Fund will only invest in trade finance related securities if it is determined that this investment is in accordance with the Fund’s ethical investment philosophy.

Special Purpose Entity Certificates Azzad Wise Capital Fund may invest in certificates issued by special purpose entities established by various financial institutions as part of transactions involving guarantees by the financial institutions of arrangements designed to assure that the issuers of the certificates have sufficient funds to make all payments required by the certificates.  There is no assurance that the issuers of the certificates will be able to make such payments.

Investment Companies Azzad Wise Capital Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The Investment Company Act of 1940, as amended (the “1940 Act”) provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities. Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Restricted and Illiquid Securities Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation by the Adviser, pursuant to

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procedures adopted by the Board of Trustees of the Trust, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Closed-End Investment Companies The Funds may invest their assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Foreign Equity Securities The Azzad Wise Capital Fund may invest in foreign equity securities, including investments in American Depositary Receipts (ADRs), Global Depositary Receipts (“GDRs”) covering such securities or through the purchase of individual securities on recognized exchanges and developed over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company then about a U.S. Company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  In addition, when a Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Options  Azzad Wise Capital Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund.  The Fund will only invest in options if it is determined that this investment is in accordance with the Fund’s ethical investment philosophy. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on a Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price.

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The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits high quality liquid securities in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to Azzad Wise Capital Fund and Azzad Ethical Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of Azzad Wise Capital Fund or Azzad Ethical Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of Azzad Wise Capital Fund and Azzad Ethical Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Funds will not borrow money or property, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Funds will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Funds will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

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4.  Real Estate.  The Funds will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Funds will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Azzad Ethical Fund will not invest 25% or more of its total assets in a particular industry. Azzad Wise Capital Fund will invest at least 25% of its total assets in the financial services industry.  For this purpose, an investment in the financial services industry includes the purchase of notes issued by counterparties that are in the financial services industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Investment Companies. Azzad Ethical Fund may not purchase securities of other investment companies unless (a) such securities are consistent with the investment objective of the Fund and the investment companies operate in a manner consistent with Azzad’s ethical principles and (b) such purchase is in compliance with the 1940 Act and applicable state law. However, no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Funds will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or futures contracts.

4.  Illiquid Investments.  The Funds will not invest 15% or more of their separate net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. Preferred Stock and Warrants. Azzad Ethical Fund will not invest in preferred stock and warrants.

6. Options. Azzad Ethical Fund will not purchase or sell options, except that the Fund may purchase covered call options as a method to increase the income received from common stocks owned by the Fund. The Fund may sell (write) covered call options and purchase call options to close out call options previously written. The Fund currently does not write covered call options.

Portfolio Turnover

The Funds will generally not invest for short-term trading purposes, and portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the portfolio manager, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees supervises the business and management activities of the Trust and approves all significant agreements between the Trust and outside service providers.  The Board of Trustees is scheduled to meet four times a year. A discussion of the Trustees’ considerations regarding the Adviser’s Investment Advisory Agreement, as well as a discussion of the approval of the Azzad Ethical Fund’s and Azzad Wise Capital Fund’s Subadvisory Agreements are contained in the Funds’ Annual Report for the fiscal year ended June 30, 2016. Each Trustee shall hold office until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee dies, resigns, retires or is removed.

The following table contains information concerning each officer of the Trust and each Trustee of the Trust who is an "interested person" of the Trust, as defined in the 1940 Act. Mr. Qasem is an "interested person" because he is an officer of the Trust and an officer of the Adviser.

Name, Address And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 52	Chairman, Treasurer, and Trustee	Indefinite / Since 2001	President of Azzad Asset Management, Inc. (since 2000).	2	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 55	Secretary	Indefinite / Since 2000	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2000).	N/A	None
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 42	Chief Compliance Officer	Indefinite / Since 2007	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002)	N/A	None

*Manal Fouz is the wife of Bashar Qasem.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

Name, Address And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 68	Trustee	Indefinite / Since 2000	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	2	None
Abed Awad, Esq. 777 Terrance Ave., Ste 303 Hasbrouck Hts, NY 07604 Age:47	Trustee	Since 2013	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NY (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	2	None

Leadership Structure and Board of Trustees

The Trust is led by Mr. Qasem and does not have an independent lead trustee.  As part of its annual governance assessment, the Trust reviews the collective and individual experience, qualifications, and skills of the Trustees. Qualifications common to all Trustees are

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strong educational backgrounds, lifetimes of experience in business and finance, personal investments in the Funds, and an ability to effectively evaluate information about the Funds, the Adviser, and its service providers. Two of the three Trustees are independent Trustees.

Mr. Qasem, an interested member of the Board and CEO of the Adviser, serves as the Board’s Chairman. The Board believes that its leadership structure is appropriate given the Funds’ size and investment objectives. Mr. Qasem has over 19 years’ experience in the investment management field and has served as chairman of the Azzad Funds since their inception. Mr. Qasem brings to the Board an advantageous insight into the Funds’ operations, investment objectives and history. The Board believes that, at this time, he is the most qualified of the three members to serve as Chairman. Independent Trustees meet once a quarter, outside the Adviser’s presence, to discuss the Board’s effectiveness, any matters of concern and the Funds in general.  The Board feels that the current leadership structure is appropriate because Mr. Qasem, in his role as CEO of the Adviser, provides the Board with insight to the day to day operations of the Funds and he is receptive to inquiries and suggestions from the other Trustees in their areas of expertise and experience.

In determining that each Trustee is qualified to serve on the Board, the Board considers a variety of criteria, including actual service, commitment and participation of each member during his tenure with the Funds. The following are additional qualifications of each Trustee:

Bashar Qasem is the founder and president of the Funds’ Adviser, Azzad Asset Management, established in 1997. For over 19 years, the Adviser has provided investment management services to the Azzad Funds and other investors. Mr. Qasem is one of the few in the United States to earn the prestigious AAOIFI (Accounting and Auditing Organizations for Islamic Financial Institutions) designation. AAOIFI is an internationally recognized organization that oversees Islamic financial organizations. Mr. Qasem has served as the Funds’ chairman since their inception, and his institutional knowledge of the Funds is an important part of Board discussions.  Mr. Qasem was selected to serve as a Trustee based primarily on his experience in the investment management industry and prior mutual fund experience as a Trustee of Islamia Funds.

Syed Raheemullah is an engineer for Lucent Technologies. He has served as a Trustee of the Trust since its inception, and his past experience with mutual funds contributes to Board decision-making.  Mr. Raheemullah was selected to serve as Trustee based primarily on his general business experience and prior mutual fund experience as a Trustee of Islamia Funds.

Abed Awad is an attorney at the law firm of Awad & Khoury, Attorneys at Law. He was elected as Trustee by the Board, including a majority of Independent Trustees on April 22, 2013. Mr. Awad is a recognized authority on Islamic law and has lectured on Islamic Banking and Finance for bar associations and university programs across the United States. Mr. Awad was selected to serve as Trustee primarily because of his legal background and his expertise in Islamic banking and finance law.

The Trust's Audit Committee consists of Mr. Raheemullah and Mr. Awad.  The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees.  During the fiscal year ended June 30, 2016 the Audit Committee held one meeting.

Board Role in Risk Oversight

The Board’s role in management of the Azzad Funds is oversight. Daily management of the Funds, selection of Fund holdings, administration and distribution services, and management of operational and portfolio risk are the responsibilities of the Adviser. The Board obtains and reviews various reports and agreements from the Adviser, service providers, auditors, and the Funds’ compliance officer. The Board meets independently with the Funds’ Chief Compliance Officer (“CCO”) at least once a year (or whenever a material event occurs) to discuss the Adviser and Funds’ compliance procedures and findings. In addition, the portfolio manager for the Funds reports to the Board, at least once a year, on various potential risks to the Funds including investment, liquidity and operational risks.

The following table provides information regarding shares of and other portfolios of the Trust owned by each Trustee as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee Within the Azzad Funds
Bashar Qasem	Over $100,000	$10,001-$50,000	Over $100,000
Syed K. Raheemullah	$1-$10,000	None	$1-$10,000
Abed Awad	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000

For their service as Trustees, the Trustees who are not "interested persons" are entitled to receive compensation from the Trust. As of April 22, 2013, compensation is based on a yearly compensation rate of $20 per one million assets under management, up to a maximum of $12,000 per trustee annually. Compensation is paid to each Trustee on a quarterly basis and calculated at the end of each quarter. The calculation is based on the assets under management at the end of each quarter divided by four times $20. Previously, compensation was based on an aggregate fee of $1,000 per year for attendance at all meetings held on a day on which a regularly scheduled board meeting is held and $50 per day for attendance by telephone at a meeting held on each day on which no regular board meeting is held.  None of

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the executive officers receives compensation from the Trust. The Funds will pay a pro rata portion of the fees payable to the Trustees who are not "interested persons," of the Funds. During the fiscal year ended June 30, 2016, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name of Person	Total Compensation from Fund and Fund Complex Paid to Trustees
Syed K. Raheemullah	$3,731.76
Abed Awad	$3,731.76

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser's address is 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia 22042. The Adviser can also be contacted by telephone at 888-862-9923. As of June 30, 2016, Mr. Qasem is deemed to control the adviser by virtue of his ownership of more than 25% of the Adviser’s outstanding voting shares.

The Adviser currently serves as the investment adviser pursuant to an Advisory Agreement with each Fund.  The Adviser receives for its services to Azzad Wise Capital Fund a management fee, at an annual rate of 1.19% of the average daily net assets of the Fund.  The Adviser has agreed to waive all or a portion of its fee or reimburse the Fund for operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 1.29% of average daily net assets through December 1, 2018. The Adviser receives for its services to Azzad Ethical Fund a management fee, at an annual rate of 0.80% of the average daily net assets of the Fund. The Adviser has agreed to waive all or a portion of its fee or reimburse the Fund for operating expenses, to the extent necessary to limit the fund’s total annual operating expenses to 0.99% of average daily net assets through December 1, 2018. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the expense limits that were in place at the time of the waiver or reimbursement.  These agreements may be terminated only by the Funds’ Board of Trustees. Under the Advisory Agreements, the Adviser provides the Funds with advice and assistance in the acquisition and disposition of the Funds’ investments. All investment decisions are subject to review by the Board of Trustees of the Trust. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Trust or the Funds. The Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Operating Expenses, for purposes of the expense cap agreements, excludes brokerage costs; borrowing costs, including, without limitation, on dividends of securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; litigation, and other extraordinary expenses.

	For the Fiscal Years Ended June 30
Azzad Ethical Fund	2016	2015	2014
Net Advisory Fee Paid	$399,404	$338,933	$257,564
Advisory Fees Earned	$509,342	$454,475	$345,136
Advisory Fees Waived	$109,938	$115,542	$87,572
Azzad Wise Capital Fund	2016	2015	2014
Net Advisory Fee Paid	$1,032,458	$982,822	$692,367
Advisory Fees Earned	$1,091,214	$952,497	$708,958
Advisory Fees Waived/Recouped	$58,756	$30,325	$16,591

The Advisory Agreements are in effect for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually in accordance with the requirements of the 1940 Act as now in effect or as hereafter amended.  The Advisory Agreements will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser.

 The same security may be suitable for the Funds or other accounts managed by the Adviser. If and when the Funds or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Funds or accounts. The simultaneous purchase or sale of the same securities by the Funds and other accounts may have a detrimental effect on the Funds, as this may affect the price paid or received by the Funds or the size of the position obtainable or able to be sold by the Funds.

SUBADVISER (AZZAD ETHICAL FUND)

The Adviser has retained Ziegler Capital Management, LLC (“ZCM”) to serve as subadviser to the Azzad Ethical Fund. As subadviser to the Azzad Ethical Fund, ZCM provides investment advice and consultation on the Fund’s portfolio subject to the general supervision of the Adviser and Board of Trustees. The Adviser retains responsibility for selecting the portfolio securities for investment by the Fund, and purchases and sells securities for the Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. For its services, ZCM receives a fee from the Adviser. The Adviser pays subadvisory fees to the ZCM out of its own advisory fee. The compensation of any officer, director or employee of ZCM who is rendering services to the Azzad Ethical Fund is paid by ZCM.

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The Subadvisory Agreement will remain in force for an initial two-year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Subadvisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Adviser, or by Ziegler. The Subadvisory Agreement shall automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Ziegler Capital Management, LLC

The Ziegler Companies, Inc. was founded in 1902 and offers industry expertise in the healthcare, senior living, church and school markets through its investment banking and advisory services. With the formation of ZCM in 1991, ZCM expanded its money management practice to serve other clients within the institutional marketplace.  As part of a strategic growth initiative, CEO Scott Roberts partnered with private equity firm Rizvi Traverse Management, LLC in 2010 to purchase Lotsoff Capital Management LLC in 2011. ZCM purchased Red Granite Advisors, LLC in 2012. On November 30, 2013, Ziegler Lotsoff Capital Management was acquired by Stifel Financial Corp. (“Stifel”) becoming its wholly-owned subsidiary. On December 7, 2015, Stifel acquired the Wealth and Investment Management Division of Barclay’s Capital Inc. As part of the acquisition, the equity, ETF and fixed income asset management teams joined ZCM. ZCM continues to grow in terms of both assets and product offerings and manages over $10.7 billion in institutional assets for not-for-profit organizations, public funds, Taft-Hartley funds, corporations as well as high net worth individuals as of June 30, 2016.

SUBADVISER (AZZAD WISE CAPITAL FUND)

The Adviser has retained Federated Investment Management Company (“Federated”) to serve as subadviser to the Azzad Wise Capital Fund. As subadviser to the Azzad Wise Capital Fund, Federated directs the investment of the majority of the Fund’s assets, in accordance with the investment objective and policies outlined in the Fund’s prospectus and this Statement of Additional Information. With respect to the portion of the Fund’s assets that it subadvises, Federated furnishes investment information, advice and recommendations to the Fund as to the acquisition, holding, or disposition of investments, all in accordance with the 1940 Act, periodic reporting as required and requested by the Adviser, and other provisions of the Subadvisory Agreement. The Adviser is responsible for the day to day portfolio management of the Fund related to the dividend yielding equity portion of the Fund’s portfolio and for ensuring that the Fund’s holdings and portfolio management complies with its ethical investment mandate. The Adviser pays subadvisory fees to Federated out of its own advisory fee. The compensation of any officer, director or employee of the subadviser who is rendering services to the Azzad Wise Capital Fund is paid by Federated.

The Subadvisory Agreement will remain in force for an initial two-year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Subadvisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Adviser, or by the Subadviser. The Subadvisory Agreement shall automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Federated Investment Management Company

Federated is a wholly-owned subsidiary of Federated Investors, Inc.  Federated, and other subsidiaries of Federated Investors, Inc., advise approximately 123 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $367 billion in assets as of June 30, 2016.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees, and provides investment products to approximately 8,400 financial intermediaries and institutions. Federated receives certain credit research and other services from its affiliate, Federated Investors (UK) LLP, and also receives certain administrative services from its affiliate, Federated Advisory Services Company. There will be no separate fee charged to or payable by the investment adviser, Azzad Asset Management, or the Azzad Wise Capital Fund, for the services provided by Federated Investors (UK) or Federated Advisory Services Company to Federated.

PORTFOLIO MANAGEMENT

Both Azzad Funds are managed by Mr. Jamal Elbarmil. Mr. Elbarmil manages other portfolios for the Adviser other than the Funds. The portfolio manager's compensation consists of a fixed salary that is set by industry standards.

The following provides information regarding other accounts managed by Mr. Jamal Elbarmil as of June 30, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$56	0	$0

Conflicts of Interest. Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise. The Adviser may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Adviser will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  At present, the Adviser has not identified any material conflicts between the Funds and other accounts of the Adviser, as no other account follows the same strategy as the Funds.  However, actual or apparent conflicts of interest may arise if the Adviser begins to manage other accounts that follow the same strategy.  The Adviser has adopted procedures to address the potential conflicts.  As of June 30, 2016, the amount of equity securities Mr. Elbarmil owned in the Azzad Ethical Fund was between $10,001-$50,000 and in Azzad Wise Capital Fund was between $10,001-$50,000.

Mr. Christian J. Greiner assists Mr. Elbarmil in managing the Azzad Ethical Fund. Mr. Greiner receives a market driven base salary and incentive compensation based on divisional revenue growth, individual performance and the overall profitability of their firm, ZCM.

The following provides information regarding other accounts managed by Mr. Greiner as of June 30, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	188	$1,192	0	$0

As of June 30, 2016, Mr. Greiner did not own any shares of the Azzad Ethical Fund.

Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts related to selection of brokers or dealers to execute Fund portfolio trade and/or specific use of commissions from Fund portfolio trades (for example, research or “soft dollars. Ziegler has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by its portfolio managers.

Mr. Ihab Salib and Mr. John Polinski assist Mr. ElBarmil in managing the Azzad Wise Capital Fund. Mr. Salib and Mr. Polinski receive a market driven fixed based salary and a variable annual incentive based primarily on Investment Product Performance and to a lesser extent, Financial Success.

The following provides information regarding other accounts managed by Mr. Salib as of June 30, 2016:

Mr. Ihab Salib:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	15	$1,753.9	0	$0
Other Pooled Investment Vehicles	5	$458.9	0	$0
Other Accounts	4	$87.8	3	$769.0 million

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Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., BofA ML 1-3 Year U.S. Treasury Index) and versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings differ. The weighting assigned to the Fund is greater than or equal to the weighting assigned to the other accounts or funds used to determine IPP. In his role as Head of the International Bond Group, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios versus product specific benchmarks and peer groups. In addition, Mr. Salib serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income products. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

The following provides information regarding other accounts managed by Mr. Polinski as of June 30, 2016:

Mr. John Polinski:
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	1	$144.0 million

John Polinski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., BofA ML 1-3 Year U.S. Treasury Index) and versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings differ. The weighting assigned to the Fund is greater than or equal to the weighting assigned to the other accounts or funds used to determine IPP. The IPP group to which the Fund is assigned and the other funds/accounts in the same group receive a higher weighting than funds/accounts in the other group. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As of June 30, 2016, Mr. Salib did not own any shares of the Azzad Wise Capital Fund. As of June 30, 2016, Mr. Polinski did not own any shares of the Azzad Wise Capital Fund.

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Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders owning more than 25% of the shares of a Fund may be deemed to “control” a Fund as that term is defined under the Investment Company Act of 1940, as amended. As of September 30, 2016, Foliofn Investments, Inc., 8180 Greensboro Drive, 8th Floor, Mclean, VA  22102, in aggregate, owned approximately 55.69% of Azzad Ethical Fund and 73.60% of Azzad Wise Capital Fund. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the investment advisory agreement with the Adviser.  As of September 30, 2016 the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of Azzad Ethical Fund and less than 1% of the outstanding shares of the Azzad Wise Capital Fund.

As of September 30, 2016, the shareholders known by the Trust to own of record more than 5% of the outstanding shares of each Fund and the percentage of the outstanding shares owned on that date are listed below.

Azzad Ethical Fund

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%)
Foliofn Investments, Inc. 8180 Greensboro Drive 8th Floor Mclean, VA 22102	2,902,195.436	55.69%
Charles Schwab & Co, Inc. 211 Main St. San Francisco, VA 94105	306,569.498	5.88%

Azzad Wise Capital Fund

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%)
Foliofn Investments, Inc. 8180 Greensboro Drive 8th Floor Mclean, VA 22102	7,218,891.743	73.60%
Charles Schwab & Co, Inc. 211 Main St. San Francisco, VA 94105	994,779.347	10.14%

CODE OF ETHICS

The 1940 Act and rules thereunder require that the Azzad Funds, its Adviser and the Subadviser to the Azzad Ethical Fund establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Azzad Funds might take advantage of that knowledge for their own benefit. The Azzad Funds, its Adviser and the Subadviser to the Azzad Ethical Fund have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Azzad Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort to detect and prevent conflicts of interest.

Personnel of the Adviser may invest in securities for their own account pursuant to a Code of Ethics which has been adopted by the Funds and the Adviser that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. Under the Code of Ethics, the Adviser's personnel may invest in securities, including securities that may be purchased or held by the Funds. For a free copy of the Adviser's Code of Ethics policy, call 888-862-9923.

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Personnel of the Azzad Ethical Fund’s Subadviser may invest in securities for their own account pursuant to a Code of Ethics. The Code of Ethics adopted by the Subadviser sets forth all employees’ fiduciary responsibilities regarding clients, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and violations of the Code involve significant sanctions including termination of employment. Under the Code of Ethics, the Subadviser’s personnel may invest in securities, including securities that may be purchased or held by the Azzad Ethical Fund.

Personnel of the Azzad Wise Capital Fund’s Subadviser may invest in securities for their own account pursuant to a Code of Ethics. The Code of Ethics adopted by the Subadviser sets forth all employees’ fiduciary responsibilities regarding clients, establishes procedures for personal financial and outside business interests, conflicts, confidentiality, insider trading, fair dealing and proper use of company assets. For example, employees are prohibited from transacting in equity securities of Federated during any “blackout periods” or “closed periods” imposed by Federated. Violations of the Code of Ethics involve significant sanctions including termination of employment, and in some cases, civil and criminal liability. Under the Code of Ethics, the Subadviser’s personnel may invest in securities, including securities that may be purchased or held by the Azzad Wise Capital Fund.

ADMINISTRATOR

Azzad Asset Management, Inc. 3141 Fairview Park Drive, Suite 460, Falls Church, VA 22042 pursuant to an Administration Agreement with the Funds, administers the affairs of the Funds.

Pursuant to the Administration Agreement, the Adviser, subject to the overall supervision and review of the Board of Trustees of the Trust, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Administration Agreement provides for Azzad Wise Capital Fund and Azzad Ethical Fund to each pay the Administrator an annual fee of $9,000. The Administration Agreement is terminable by the Board of Trustees of the Trust or the Administrator on ninety (90) days' written notice.  The Agreement remained in effect for one year from the date of its initial execution, and is subject to annual approval of the Board of Trustees, for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator, the Administrator shall not be liable for any loss arising out of or in connection with its actions thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides overall day-to-day administrative functions, including coordination of administrative and professional services to the Funds by others, including the Funds’ Custodian; (ii) assisting the Funds’ counsel in preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and preparing reports to the Funds’ shareholders and the Securities and Exchange Commission; (iv) preparing agendas for meetings of the Board of Trustees; and (v) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Prospectus.

TRANSFER AGENT

Mutual Shareholder Services, LLC, 8000 Towne Centre Drive, Suite 400, Broadview Heights, OH 44147, provides transfer agency, dividend disbursing and accounting services to the Funds. MSS also is involved in preparing all filings under the securities or "Blue Sky" laws of such states or countries as are designated, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws.

CUSTODIAN

Huntington National Bank, 7 Easton Oval, Columbus, Ohio 43219 serves as custodian for the Funds’ cash and securities (the "Custodian"). The Custodian is responsible for maintaining and safeguarding the books and records of the Funds’ portfolio securities and cash.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Funds have adopted Distribution and Service Plans (the "Plans"), which were reviewed and approved by a majority of the disinterested Trustees of the Trust, pursuant to Rule 12b-1 under the 1940 Act (the "Rule").  The Rule provides that an investment company, which bears any direct or indirect expense of distributing its shares, must do so only in accordance with a plan permitted by the Rule.  The Plans provide that the Funds may use their assets to finance certain expenses and costs incurred in connection with providing marketing and promotional support to the Funds, shareholder servicing and maintaining shareholder accounts, to compensate parties with which they have written agreements and whose clients own shares of the Funds for providing servicing to their clients ("shareholder servicing") and financial institutions with which they have written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Funds, which is subject to a maximum of 0.05% per annum of Azzad Wise Capital Fund's average daily net assets and subject to a maximum of 0.15% per annum of Azzad Ethical Fund’s average daily net assets.  Fees paid under the Plans may not be waived for individual shareholders.

Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to the Funds; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in

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the account; transmit to shareholders of the Funds proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as either the Funds or a shareholder thereof may request.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans must be in a form satisfactory to the Board of Trustees. In addition, the Plans require the Funds to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds pursuant to the Plans and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.

For the fiscal year ended June 30, 2016, Azzad Ethical Fund paid $95,502 under its Plan for shareholder servicing and maintaining shareholder accounts under Rule 12b-1.

For the fiscal year ended June 30, 2016, Azzad Wise Capital Fund paid $45,489 under its Plan for shareholder servicing and maintaining shareholder accounts under Rule 12b-1.

Bashar Qasem, as an interested person of the Funds and the Adviser may be deemed to have a direct or indirect interest in the operation of the Plans.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

A Funds’ assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

In placing orders for the purchase and sale of portfolio securities for the Funds, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved and other factors. In those instances, where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934 ("1934 Act"), when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the 1934 Act) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Funds’ portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly

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relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising several of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

The table below shows the amount of aggregate brokerage commissions incurred by the Funds for the fiscal years ended June 30. The Adviser does not have an affiliated broker.

Azzad Ethical Fund

Fiscal Year	Aggregate Brokerage Commissions
2016	$6,060
2015	$5,172
2014	$8,144

Azzad Wise Capital Fund

Fiscal Year	Aggregate Brokerage Commissions
2016	$504
2015	$51
2014	$340

TAXATION

The Funds intend to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Funds will not incur federal income or state taxes on their net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Funds’ level. To avoid the tax, the Funds must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

 Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Funds’ net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Funds but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Funds. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Funds in October, November or December of the year with a record date in such a month and paid by the Funds during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions paid by the Funds from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Funds. Distributions paid by the Funds from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Funds realize net capital gains on sales of portfolio securities during the year.

For taxable years beginning after December 31, 2013, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Any redemption of Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, the Funds’ distributions and redemption proceeds are subject to tax withholding if a Fund’s shareholder fails to supply a Fund

17

or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The information above is only a summary of some of the tax considerations generally affecting the Funds and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Funds are a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax adviser.

PURCHASE OF SHARES

Fund shares may be purchased at the net asset value per share in proper form with accompanying check or other bank wire payment arrangements satisfactory to each Fund. Azzad Wise Capital Fund's minimum initial investment is $4,000; and $1,000 in Azzad Ethical Fund.  There is no minimum investment amount for brokerage accounts and investments made through a wirehouse.  The minimum subsequent investment in Azzad Wise Capital Fund is $300 and $50 in Azzad Ethical Fund, but there is no minimum subsequent investment for brokerage accounts and investments made through a wirehouse.

The Funds reserve the right in their sole discretion (i) to suspend the continued offering of a Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

DIVIDENDS AND DISTRIBUTIONS

Net investment income in Azzad Wise Capital Fund, if any, is declared as dividends and paid monthly. Net investment income in Azzad Ethical Fund, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration. Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The method for determining the Funds’ net asset value is summarized in the Prospectus in the text following the heading "How Your Share Price (NAV) is Determined."  The net asset value of the Funds’ shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Brokers, Dealers and Other Intermediaries. Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

As stated above, the Funds have authorized certain dealers to accept on their behalf purchase and redemption orders. Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer’s authorized designee, accepts the order. Customer orders will be priced at the applicable Fund’s NAV next computed after they are accepted by an authorized dealer or such dealer’s designee.

The Funds strictly prohibit late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker dealers and administrators are required by contract (and, in the case of broker dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a

18

result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a third party broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted.

If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Funds, it may take up to seven calendar days.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company, 1514 Old York Road, Abington, PA 19001, is the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

OTHER INFORMATION

The Adviser has been continuously registered with the Securities and Exchange Commission (SEC) under the Advisers Act since August 21, 2000. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Funds or the Adviser by the SEC. For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

ORGANIZATION

Azzad Wise Capital Fund and Azzad Ethical Fund are series of Azzad Funds, an open-end diversified management investment company under the Investment Company Act of 1940. Azzad Wise Capital Fund began investment operations on April 6, 2010 (as Wise Capital Fund until November 1, 2011) and Azzad Ethical Fund began its investment operations on December 22, 2000 (as the Azzad Ethical Mid Cap Fund until November 1, 2011 and as the Azzad/Dow Jones Ethical Market Fund until December 16, 2003).  The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are two series authorized and outstanding.  Each series has only one class of shares.

Each share of each Fund has equal rights as to voting, redemption, dividends, and liquidation as the other shares of the Fund. There are no conversions, preemptive or other subscription rights. The Board of Trustees has the right to establish additional series in the future, to change those series and to determine the preferences, voting powers, rights and privileges thereof.

In the interest of economy and convenience, certificates representing shares purchased will not be ordinarily issued. The investor, however, will have the same rights of ownership with respect to such shares as if certificates had been issued.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting for any purpose.

Under the Declaration of Trust of the Trust, the Trust or any series of the Trust (including either Fund) may be terminated at any time by the Trustees by written notice to the shareholders of the Trust, or such series as the case may be, without a vote of the shareholders of the Trust, or of such series, or the Trust or any series of the Trust may be terminated by the affirmative vote of the shareholders in accordance with provisions of the Declaration of Trust.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the Trust's obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

19

FINANCIAL STATEMENTS

The Funds’ financial statements are included in the Funds’ Annual Report and Semi-Annual Report for the year ended June 30, 2016, and are hereby incorporated by reference in this Statement of Additional Information. They can be obtained free of charge by calling the Funds’ transfer agent at 888-350-3369.

PROXY VOTING PROCEDURES

The Board of Trustees for the Funds has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Adviser, Azzad Asset Management, Inc. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Adviser shall be guided by its proxy voting guidelines. These guidelines will be reviewed annually, updated and changed as needed. To obtain a copy of the proxy voting guidelines for the Funds, please contact the Adviser by writing Azzad Asset Management, Inc. Attention: Proxy Voting Guidelines, 3141 Fairview Park Dr. Suite 460 Falls Church, VA 22042. The Funds are required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds will be available without charge, upon request, by calling toll-free 888-350-3369. The information is also available on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must also provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds.  These third party servicing agents include the Adviser, Subadvisers, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or subadvisers.  This information is disclosed to third parties under conditions of confidentiality.  "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board of Trustees.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Funds’ shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity and will request a copy of your driver's license (or a similar picture identification document). If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account, or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

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PART C -- OTHER INFORMATION

ITEM 28: EXHIBITS:

(a)

Declaration of Trust of Registrant.  Incorporated by reference from Registrant's initial registration statement filed electronically on January 22, 1997.

(a)(1)

Amendment to Declaration of Trust of Registrant. Incorporated by reference from Post-Effective Amendment No. 4 to the Registrant's registration statement, filed electronically on November 5, 2005.

(a)(2)

Amendment Number 4 to Declaration of Trust of Registrant is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(b)

Bylaws of Registrant. Incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(c)

Instruments Defining Rights of Security Holders.  None other than the Declaration of Trust and the Bylaws.

(d)

Investment Advisory Contracts

 (d)(1)

Azzad Ethical Fund:  Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc. incorporated by reference from Post-Effective Amendment No. 15 to the Registrant's registration statement, filed electronically on October 29, 2009.

(d)(2)

Azzad Wise Capital Fund:  Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc. is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(d)(3)

Azzad Wise Capital Fund Expenses Agreement is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(d)(3)(i)

Azzad Wise Capital Fund Amended and Restated Expenses Agreement, is incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 23, 2015.

(d)(4)

Azzad Ethical Fund Expenses Agreement is incorporated by reference from Post-Effective Amendment No. 15 to the Registrant's registration statement, filed electronically on October 29, 2009.

(d)(5)

Azzad Ethical Fund: Subadvisory Agreement between Azzad Asset Management and Ziegler Capital Management is incorporated by reference from Post-Effective Amendment No. 24 to the Registrant's registration statement, filed electronically on May 20, 2014.

(d)(6)

Azzad Wise Capital Fund: Subadvisory Agreement between Azzad Asset Management and Federated Investment Management is incorporated by reference from Post-Effective Amendment No. 24 to the Registrant's registration statement, filed electronically on May 20, 2014.

 (e)

Underwriting Contracts. None

(f)

Bonus of Profit Sharing Contracts. None.

(g)

Custodian Agreement.

(g)(1)

Form of Custodian Agreement between Registrant and Huntington National Bank as to the Azzad Ethical Fund incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement, filed electronically on October 31, 2007.

(g)(2)

Form of Custodian Agreement between Registrant and Huntington National Bank as to the Azzad Wise Capital Fund is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(h)

Other Material Contracts

(h)(1)

Transfer Agent Agreement between Registrant and Mutual Shareholder Services incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, filed electronically on October 30, 2008.

(h)(2)

Administration Agreement between Registrant and Azzad Asset Management is incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement, filed electronically on October 31, 2007.

(h)(3)

Accounting Services Agreement between Registrant and Mutual Shareholder Services incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, filed electronically on October 30, 2008.

(i)

Legal Opinion.

 (i)(1)

Opinion of Thompson Hine LLP as to the Azzad Ethical Fund and the Azzad Wise Capital Fund is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(i)(2)

Consent of Thompson Hine LLP, filed herewith.

(j)

Other Opinions.  Consent of Sanville & Company, filed herewith.

(k)

Omitted Financial Statement.  None.

(l)

Initial Capital Agreements

(l)(1)

Subscription Agreements are incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(m)

Rule 12b-1 Plan

(m)(1)

Azzad Ethical Fund Form of Rule 12b-1 Plan is incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, filed electronically on October 30, 2008.

 (m)(2)

Azzad Wise Capital Fund Form of Rule 12b-1 Plan is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(n)

Not Applicable.

(o)

Not Applicable.

(p)

Codes of Ethics

(p)(1)

Registrant's Code of Ethics and Reporting Requirements is incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(p)(2)

Code of Ethics of Azzad Asset Management, Inc., is incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 23, 2015.

(p)(3)

Code of Ethics of Ziegler Capital Management, is incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 23, 2015.

(p)(4)

Code of Ethics of Federated Investment Management is incorporated by reference from Post-Effective Amendment No. 24 to the Registrant's registration statement, filed electronically on May 20, 2014.

(q)

Power of Attorney for each trustee, is incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 23, 2015.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable

ITEM 30.  INDEMNIFICATION

(a)  Section 4 of Article XII of Registrant's  Declaration  of Trust provides as follows: Subject to the  exceptions  and  limitations  contained  in this Section 4, every person who is, or has been, a Trustee,  officer,  employee or agent of the Trust,  including  persons who serve at the  request of the Trust as  directors, trustees, officers,  employees or agents of another  organization  in which the Trust has an  interest as a  shareholder,  creditor  or  otherwise (hereinafter referred to as a "COVERED  PERSON"),  shall be  indemnified  by the Trust to the fullest  extent  permitted  by law against  liability  and against all  expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee,  director,  officer,  employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

               (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

               (c) in  the  event  of a  settlement  or  other  disposition  not involving a final  adjudication  (as provided in paragraph (a) or(b)) and resulting in a payment by a Covered Person, unless there has been either a determination  that such Covered Person did not engage in willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties  involved in the conduct of his office by the court or other body  approving  the  settlement  or other  disposition  or a  reasonable  determination,  based  on a review  of  readily   available  facts  (as  opposed  to  a  full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (PROVIDED  that a majority of the  Disinterested  Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

     The rights of indemnification  herein  provided may be insured  against by policies maintained by the Trust, shall be severable,  shall not affect any other rights to which any Covered  Person may now or hereafter be entitled, shall  continue  as to a person who has ceased to be such a Covered  Person and shall inure to the benefit of the heirs,  executors and  administrators of such a person.  Nothing contained herein shall affect any rights to indemnification  to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding  subject  to a claim  for  indemnification  under  this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an  undertaking  by or on behalf of the  recipient to repay such  amount if it is  ultimately  determined  that he is not  entitled  to indemnification under this Section 4, PROVIDED that either:

(a)  such undertaking is  secured  by a  surety  bond or some  other appropriate  security or the Trust shall be insured  against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (PROVIDED that a majority of the Disinterested Trustees then in office act on the matter) or independent  legal  counsel in a written  opinion  shall determine,  based upon a review of the readily  available facts (as opposed to a full  trial-type  inquiry), that there is reason to believe  that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an

Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim,” “action,” “suit” or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including   appeals), actual or threatened; and the word  "liability" and "expenses" shall include without limitation,  attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  Pursuant  to  the  Investment   Advisory  Agreements  between  Azzad  Asset Management,  Inc. and Azzad Funds,  each party to each of the agreements is obligated  to  indemnify   and  hold  harmless  the  other  party  and  the shareholders, directors,  trustees,  officers  and  employees of the other party  (any  such  person,  an "Indemnified   Party")  against  any  loss, liability,  claim,  damage or expenses  (including the  reasonable  cost of investigating and defending any alleged loss,  liability, claim, damage or expenses and  reasonable  counsel fees  incurred in  connection  therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under the applicable agreement;  provided,  however, that nothing is deemed to protect any Indemnified Party against any liability to which such Indemnified   Party  would  otherwise  be  subject  by reason  of  willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless  disregard of  obligations  and duties  under the applicable agreement.

(c)  The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers’ liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling  person of the Registrant in the successful  defense of any action, suit or proceeding) is asserted by such officer,  trustee or controlling person in connection with the securities being registered,  the Registrant  will,  unless in the opinion of its counsel the matter has been settled  by  controlling precedent,  submit  to  a  court  of  appropriate jurisdiction the question of whether such  indemnification by it is against public  policy as  expressed  in the Act and will be  governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The following table sets forth any other business, profession, vocation or employment of a substantial nature in which any director or officer of Azzad Asset Management, Inc., the investment adviser of the Azzad Ethical Fund and the Azzad Wise Capital Fund, has engaged during the last two years for his own account or in the capacity of director, officer, employee, partner or trustee. The address of Azzad Asset Management, Inc. is 3141 Fairview Park Drive, Suite 460, Falls Church, VA 22042.

Position with
	Azzad Asset	Relationship with
Name and Address	Management, Inc.	Other Businesses
Bashar Qasem	President, Chief Executive
3141 Fairview Park Drive	Officer, Director
Suite 460
Falls Church, VA 22042

Khalid Al-Subaihi	Director	Al-Irshad Trade Corporation & Al-Fajer
P.O. Box 24087		Printing Press Company;
Safat, Kuwait 13101

Ziad Bassam Mohammed Albassam	Director	Chairman, Dar Al-Balagh Broadcasting Group,
P.O. Box 1829		Info-Win Company and the Internet Society;
Jeddah, Saudi Arabia 21441

Khalid Hamed Zainy	Director	President, Petrostar Co. Ltd.; President,
P.O. Box 5910		Star Navigation Co., Ltd., Arabian Marine &
Jeddah, Saudi Arabia		Terminal Services Co., Ltd. and Middle East
21441		Marine & General Insurance Co., Jeddah;

ITEM 32.  PRINCIPAL UNDERWRITERS

     (a)  Not applicable.

     (b) Not applicable.

     (c)  Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 460, Falls Church, VA 22042, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of Azzad Asset Management, Inc.

Federated Investment Management Company, 1001 Liberty Avenue, Pittsburgh, PA, 15222 maintains all the required records in its capacity as Subadviser to the Azzad Wise Capital Fund.

Ziegler Capital Management, LLC, 70 W. Madison Street, 24th Floor, Chicago, IL 60602 maintains all the required records in its capacity as Subadviser to the Azzad Ethical Fund.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, maintains any other required records not maintained by Azzad Asset Management, Inc. or Mutual Shareholder Services as to the Azzad Ethical Fund and the Azzad Wise Capital Fund

ITEM 34.  MANAGEMENT SERVICES

Not applicable.

ITEM 35.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the  Securities  Act of  1933  and  the Investment  Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the  Registration  Statement  to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Falls Church, State of Virginia, on October 25, 2016.

AZZAD FUNDS

By: /s/ Bashar Qasem

Bashar Qasem, President

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE

TITLE

DATE

/s/________________________

Trustee, Treasurer (Principal Financial Officer) and

Bashar Qasem

President (Principal Executive Officer)

October 25, 2016

/s/  Syed K. Raheemullah*

Trustee

October 25, 2016

Syed K. Raheemullah

/s/  Abed Awad*

Trustee

October 25, 2016

Abed Awad

*By:

/s/ Bashar Qasem
Bashar Qasem

Attorney-in-Fact (Pursuant to a Power of Attorney filed Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 23, 2015. )

Index

Exhibits Filed

(i)(2)

Consent of Thompson Hine LLP

(j)

Consent of Sanville & Company